UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                ----------------

       Date of Report (Date of Earliest Event Reported): February 28, 2005


                           MAXCOR FINANCIAL GROUP INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


           Delaware                    0-25056                  59-3262958
----------------------------   ------------------------     ----------------
(State or Other Jurisdiction   (Commission File Number)     (I.R.S. Employer
     of Incorporation)                                     Identification No.)

                          One Seaport Plaza, 19th Floor
                               New York, New York
                    ----------------------------------------
                    (Address of Principal Executive Offices)

                                      10038
                                   ----------
                                   (Zip Code)

                                 (646) 346-7000
                                 --------------
              (Registrant's Telephone Number, Including Area Code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     (b) On March 4, 2005, Maxcor Financial Group Inc. ("Registrant") issued a press release announcing, among other things, that it is currently holding preliminary discussions with a potential acquirer and that Robin A. Clark has resigned as a member of Registrant's Board of Directors. Mr. Clark's resignation was tendered on February 28, 2005. The press release is furnished herewith and attached hereto as Exhibit 99.1.

Item 8.01.   Other Events.

             See Item 5.02(b), above.

Item 9.01.   Financial Statements and Exhibits.

(c)          Exhibits.

             Press Release, dated March 4, 2005.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                               MAXCOR FINANCIAL GROUP INC.


                                               By: /s/ ROGER E. SCHWED
                                                  ------------------------------
                                                  Name:  Roger E. Schwed
                                                  Title: Secretary

Date: March 4, 2005